UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2005

                           COMMUNITY BANK SYSTEM, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                  001-13695               16-1213679
  (State or other jurisdiction       (Commission             (I.R.S. Employer
        of incorporation)            File Number)           Identification No.)

 5790 Widewaters Parkway, DeWitt, New York                       13214-1883
  (Address of principal executive offices)                        (Zip Code)

                                 (315) 445-2282
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 25, 2005, Community Bank System, Inc. announced its results of operations for the quarter ending June 30, 2005. The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99 hereto.

The information in this Form 8-K, including Exhibit 99 attached hereto, is being furnished under Item 12 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed as a part of this report:

         Exhibit No.                Description
         -----------                -----------
         99                Press Release, dated July 25, 2005

                                   SIGNATURES

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Community Bank System, Inc.


Date: July 25, 2005                      /s/ Sanford A. Belden
                                         ---------------------------------------
                                         Sanford A. Belden, President, Chief
                                         Executive Officer and Director


Date: July 25, 2005                      /s/ Scott A. Kingsley
                                         ---------------------------------------
                                         Scott A. Kingsley, Executive Vice
                                         President and Chief Financial Officer